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                                                                  EXHIBIT 10.23

                              SERVICE CENTER LEASE

                                  4501 ACLINE


         THIS INDENTURE of lease, dated this 4th day of December, 1991, by and between QP ONE CORPORATION, a Minnesota corporation, hereinafter referred to as "Lessor", and AMSCO STERILE RECOVERIES, INC., a Delaware corporation hereinafter referred to as "Lessee".


                                  WITNESSETH:

         That Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain space shown and designated on the floor plan attached hereto and made a part hereof as Exhibit A, located in the Service Center known and described as 4501 Acline located at 4501 Acline Street, Tampa, Florida 33619. The aforesaid space leased and let unto Lessee is hereinafter referred to as the "Premises"; and the land (including all easement areas appurtenant thereto) upon which the building or buildings of which the Premises are a part is hereinafter referred to as the "Property"; and the Property and all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities, if any, are hereinafter called the "Service Center Complex".

         TO HAVE AND TO HOLD THE SAME PREMISES, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Premises, except as expressly provided herein, for a term of ten (10) years, zero (0) months, commencing on the 25th day of January, 1992, and ending on the 24th day of January, 2002, unless sooner terminated, in the manner provided hereinafter be occupied and used by Lessee for office/service center purposes and for no other purpose, subject to the covenants and agreements hereinafter contained.

ARTICLE I. BASE RENT: In consideration of the leasing aforesaid, Lessee agrees to pay to Lessor, at Normandale Properties South Corporation, 4200 West Cypress Street, Suite 445, Tampa, Florida 33607 or at such other place as Lessor from time to time may designate in writing, an annual rental as follows:

                 (i) For the period commencing January 25, 1992 and ending January 24, 1997, an annual rental of Forty-Four Thousand Three Hundred Sixty-Five and No/100ths Dollars ($44,365.00), payable monthly, in advance, in equal installments of Three Thousand Six Hundred Ninety-Seven and 08/100ths Dollars ($3,697.08);

                 (ii) For the period commencing January 25, 1997 and ending January 24, 2002, an annual rental of Sixty-Two Thousand One Hundred Eleven and No/100ths Dollars ($62,111.00), payable monthly, in advance, in equal installments of Five Thousand One Hundred Seventy-Five and 92/100ths Dollars ($5,175.92);

The foregoing amounts sometimes hereinafter referred to as the "Base Rent", which shall be payable commencing on the first day of the term and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term. If the term commences on a date other than the first day of a calendar month or ends on a date other than the last day of a calendar month, monthly rent for the first month of the term or the last month of the term, as the case may be, shall be prorated based upon the ratio that the number of days in the term within such month bears to the total number of days in such month.

ARTICLE II. ADDITIONAL RENT: In addition to the Base Rent payable by Lessee under the provisions of Article I hereof, Lessee shall pay to Lessor "Additional Rent" as hereinafter provided for in this Article II.

         For purposes of this Article II, the parties hereto agree upon the following Definitions:

                 A. The term "Lease Year" shall mean each of those calendar years commencing with and including the year during which the term of this Lease commences, and ending with the calendar year during which the term of this Lease (including any extensions or renewals) terminates.

                 B. The term "Real Estate Taxes" shall mean and include all personal property taxes of Lessor relating to Lessor's personal property located in the Service Center Complex and used or dedicated to use in connection with the operation and maintenance thereof, real estate taxes, and installments of special assessments, including interest associated with such special assessments, relating to the Property and Service Center Complex, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of
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                          America or the state in which the Service Center
                          Complex is located or any political subdivision thereof, against Lessor or all or any part of the Service Center Complex as a result of Lessor's ownership of the Property or Service Center Complex, and payable during the respective Lease Year. It shall not include any net income tax, estate tax, or inheritance tax.

                 C. The term "Operating Expenses" shall mean and include all expenses incurred with respect to the maintenance and operation of the Property and Service Center Complex as determined by Lessor's accountant in accordance with generally accepted accounting principles consistently followed, including, but not limited to, insurance premiums, maintenance and repair costs, water, sewer, gas, electric and other utility charges (except for electric, water and sewer utility charges which are separately metered as provided in Article XIX hereof), lighting, window washing, trash and rubbish removal, wages payable to employees of Lessor whose duties are directly involved with the operation and maintenance of the Property and Service Center Complex (such wages being reasonable and comparable to similar positions in the Tampa Metropolitan area), but only for the portion of their time allocable to work related to the Service Center Complex, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Property and Service Center Complex, all costs of uniforms, supplies and materials used in connection with the operation and maintenance of the Property and Service Center Complex, all payroll taxes, unemployment insurance costs, vacation allowances, and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement or other so-called fringe benefits, and any other expense imposed on Lessor, its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering such employees, all services, supplies, repairs, replacements or other expenses for maintaining and operating the Service Center Complex, reasonable attorneys' fees and costs in connection with appeal or contest of real estate or other taxes or levies, and such other expenses as may be ordinarily incurred in the operation and maintenance of a commercial property similar to the Service Center Complex and not specifically set forth herein, including reasonable management fees; provided; however, that Lessee shall not be required to pay more than $2,218.25 in any Lease Year toward such management fees. The term "Operating Expenses" shall not include any capital improvement (which specifically includes structural repair and replacement of the roof) to the Service Center Complex other than replacements required for normal maintenance and repair, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other insured casualty, expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses, expenses for renovating space for new tenants, legal expenses incident to enforcement by Lessor of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Lessor, compensation paid to any employee of Lessor above the grade of building superintendent, depreciation allowance or expense. Notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Service Center Complex which are for the purpose of reducing energy costs, maintenance costs or other Operating Expenses or which are required under any governmental laws, regulations, or ordinances which were not required at the date of commencement of the term of this Lease, Lessor may include in Operating Expenses reasonable charges for interest on such investment and reasonable charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis. Lessor agrees that in the event the cost savings of such improvement or alteration does not exceed ten percent (10%) of the annual amortized cost of such improvement or alteration (the "Minimum Cost Saving"), that Lessee shall be entitled to a credit against the next succeeding month's rent installment due after the date of determination of the cost saving, in the amount which equals the difference between the Minimum Cost Saving and the actual amount of such saving. Operating Expenses shall also be deemed to include expenses incurred by Lessor in connection with city sidewalks adjacent to the Property and any pedestrian walkway system (either above or below ground) or other public facility to which Lessor or the Service Center Complex is from time to time subject in connection with operations of the Property and Service Center Complex.

                 D. The term "Lessee's Pro Rata Share of Real Estate Taxes" shall mean twenty-two and eighty one-hundredths percent (22.80%) of the Real Estate Taxes for the applicable Lease Year, and the term "Lessee's Pro Rata Share of Operating Expenses" shall mean twenty-two and eighty one- hundredths percent (22.80%) of the Operating Expenses for the applicable Lease Year. Said





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                           percentages have been agreed upon by the parties
                           hereto after due consideration of the rentable area of the Premises compared to the rentable area of the Service Center Complex.

                 E. Anything herein to the contrary notwithstanding, it is agreed that in the event the Service Center Complex is not fully occupied during any Lease Year, a reasonable and equitable adjustment shall be made by Lessor in computing the Operating Expenses for such year so that the Operating Expenses shall be adjusted to the amount that would have been incurred had the Service Center complex been fully occupied during such year.

         As to the Lease Year during which the term of this Lease commences, Lessor's estimated amount of Lessee's Pro Rata Share of Real Estate Taxes and Lessor's estimated amount of Lessee's Pro Rata Share of Operating Expenses (based upon the estimated number of months of the term within such initial Lease Year) shall be the following sums:

         Lessee's Pro Rata Share of Real Estate Taxes       $ 6,912.80

         Lessee's Pro Rata Share of Operating Expenses      $ 6,912.80

         As to each Lease Year after the initial Lease Year, Lessor shall estimate for each such Lease Year, based upon the previous years actual expense, (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's Pro Rata Share of Real Estate Taxes; (iv) Lessee's Pro Rata Share of Operating Expenses; (v) the computation of the annual and monthly rental payable during such Lease Year as a result of increases or decreases in Lessee's Pro Rata Share of Real Estate Taxes and Lessee's Pro Rata Share of Operating Expenses. Said estimate shall be in writing and shall be delivered or mailed to Lessee at the Premises.

         Lessee shall pay, as Additional Rent, the amount of Lessee's Pro Rata Share of Real Estate Taxes for each Lease Year and Lessee's Pro Rata Share of Operating Expenses for each Lease Year, so estimated, in equal monthly installments, in advance, on the first day of each month during each applicable Lease Year. In the event that said estimate is delivered to Lessee after the first day of January of the applicable Lease Year, said amount, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month over the balance of such Lease Year, with the number of installments being equal to the number of full calendar months remaining in such Lease Year.

         Lessor may, one time during any Lease Year, re-estimate the amount of Real Estate Taxes and Operating Expenses and Lessee's Pro Rata Share thereof, and in such event Lessor shall notify Lessee, in writing, of such re-estimate in the manner above set forth and fix monthly installments for the then remaining balance of such Lease Year in an amount sufficient to pay the re-estimated amount over the balance of such Lease Year after giving credit for payments made by Lessee on the previous estimate. Such re-estimation shall be as accurate as reasonably possible, and Lessor shall, upon Lessee's request, provide the documentation evidencing the calculation of the re-estimated amounts.

         Upon completion of each Lease Year, Lessor shall cause its accountants to determine the actual amount of Real Estate Taxes and Operating Expenses for such Lease Year and Lessee's Pro Rata Share thereof and deliver a written certification of the amounts thereof to Lessee after the end of each Lease Year. If Lessee has paid less than its Pro Rata Share of Real Estate Taxes or its Pro Rata Share of Operating Expenses for any Lease Year, Lessee shall pay the balance of its Pro Rata Share of the same within ten (10) days after the receipt of such statement. If Lessee has paid more than its Pro Rata Share of Real Estate Taxes or its Pro Rata Share of Operating Expenses for any Lease Year, Lessor shall, at Lessee's option, either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's Pro Rata Share of Real Estate Taxes and Lessee's Pro Rata Share of Operating Expenses for the next following Lease Year. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of this Lease during said Lease Year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this
Article II shall be adjusted accordingly.

         Further, Lessee shall pay, also as Additional Rent, any tax or excise on rents, gross receipts tax, or other tax, however described (including penalties or interest which may be assessed in conjunction with such tax against Lessor or Lessee), which is levied or assessed by the United States of America or the State of Florida or any political subdivision thereof, against Lessor in respect to the Base Rent, Additional Rent, or other charges reserved under this Lease or as a result of Lessor's receipt of such rents or other charges accruing under this Lease; provided, however, Lessee shall have no obligation to pay net income taxes of Lessor.

ARTICLE III. OVERDUE AMOUNTS - RENT INDEPENDENT: Any installment of Base Rent, Additional Rent, or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of twelve percent (12%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate





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permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Lessee covenants to pay the Base Rent and the Additional Rent without set-off or demand and such covenant is independent of any other covenant, condition, provision or agreement herein contained.

ARTICLE IV. POSSESSION OF PREMISES: If Lessor shall be unable to give possession of the Premises on the date of the commencement of the term because the construction of the Service Center Complex or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date. Under said circumstances, the rent reserved and covenant to pay same shall not commence until possession of the Premises is given or the Premises are ready for occupancy, whichever is earlier, and failure to give possession on the date of commencement of the term shall in no way affect the validity of this Lease or the obligations of Lessee hereunder, nor shall the same be construed in any way to extend the expiration date of the term; subject, however, to the provisions of Article XXXV herein. If Lessee is given and accepts possession of the Premises on a date earlier than the date above specified for commencement of the term, the rent reserved herein and all covenants, agreements and obligations herein and the term of this Lease shall commence on the date that possession of the Premises is given to Lessee.

ARTICLE V.       SERVICES:

                 A. All electric lighting bulbs and tubes and all ballasts and starters within the Premises shall be replaced by Lessee at the expense of Lessee.

                 B. Subject to Article II hereof, Lessor shall provide maintenance in good order, condition and repair of the parking facilities and all driveways leading thereto. Lessor shall keep and maintain the landscaped area and parking facilities in a neat and orderly condition. Lessor reserves the right to designate areas of the appurtenant parking facilities where Lessee, its agents, employees and invitees shall park and may exclude Lessee, its agents, employees and invitees from parking in other areas as designated by Lessor, provided, however, Lessor shall not be liable to Lessee for the failure of any tenant, its invitees, employees, agents, and customers to abide by Lessor's designations or restrictions.

         No interruption in, or temporary stoppage of, any of the aforesaid services caused by repairs, renewals, improvements, alterations, strikes, lockouts, labor controversy, accidents, inability to obtain fuel or supplies, or other causes shall be deemed an eviction or disturbance of Lessee's use and possession, or render Lessor liable for damages, by abatement of rent or otherwise or relieve Lessee from any obligation herein set forth.

ARTICLE VI. USE AND INDEMNITY: The Premises shall be used for office, manufacturing, warehouse and laundry\sterilization purposes (excluding, however, dry cleaning processes), and for carrying on such activities as may be incidental thereto. Lessee shall not use or occupy the Premises, or knowingly permit the Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy or permit affecting the same, or which would cause structural injury to the Premises or cause the value or usefulness of the Premises, or any part thereof, substantially to diminish (reasonable wear and tear excepted) or which would constitute a private or public nuisance or waste. Lessee agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

         Lessee covenants and agrees that it shall not use, store, generate or transport any materials or substances which would constitute "Hazardous Waste" under Federal CERCLA or RCRA Legislation, any Florida environmental regulations or ordinances, any common law theory related to environmental matters or petroleum products or asbestos or any derivative thereof. To the extent blood or blood products shall at some time under future legislation or applicable law constitute a regulated substance for purposes of Lessee's intended use of the Premises, Lessee agrees to comply with all such regulations and the indemnity set forth in the following paragraph shall include violations or non-compliance with the regulations and legislation regarding Lessee's intended use of the Premises.

         In the event Lessee fails to comply with the regulatory requirements, statutes, rules and regulations governing Lessee's occupancy of the Premises and use thereof, or if the presence, release, storage or disposal of any materials or substances, whether or not the same or defined as hazardous materials and substances under CERCLA or RCRA Federal Legislation, or any and all Florida environmental protection laws, Lessee shall indemnify, compensate, reimburse, protect, defend and hold Lessor harmless from and against any and all claims, liability, damages, costs, losses, expenses (including without limitation, reasonable attorneys' fees and court costs) arising from or attributable to Lessee's use of the Premises, and also from and against any and all remedial or removal action necessary to comply with applicable law.

ARTICLE VII. CERTAIN RIGHTS RESERVED BY LESSOR: Lessor reserves the following rights exercisable without notice and without liability to Lessee and without effecting an eviction,





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constructive or actual, or disturbance of Lessee's use or possession, or giving rise to any claim for setoff or abatement of rent:

                 A. To control, install, affix and maintain any and all signs on the Property, or on the exterior of the Service Center Complex and in any common corridors, entrances and other common areas thereof, except those signs within the Premises not visible from outside the Premises.

                 B. To reasonably designate, limit, restrict and control any service in or to the Service Center Complex, including but not limited to the reasonable designation of sources from which Lessee may obtain sign painting and lettering. Any restriction, designation, limitation or control imposed by reason of this subparagraph shall be imposed uniformly on Lessee and other tenants occupying space in the service Center Complex.

                 C. To retain at all times and to use in appropriate instances keys to all doors within and into the Premises. Should Lessor require entry into the Premises under this Lease, Lessor agrees to use reasonable efforts to provide notification to Lessee prior to Lessor's entry into the Premises; provided, however, that no notice shall be required for emergency situations. No locks shall be changed without the prior written consent of Lessor. This provision shall not apply to Lessee's safes, or other areas maintained by Lessee for the safety and security of monies, securities, negotiable instruments or like items. Lessor agrees that it shall only access the "clean room" (i.e., the area of the Premises wherein sterilized hospital gowns, masks and garments are stored in a sterile environment awaiting transport and shipment to hospitals) without the prior written consent of Lessee, which shall not be unreasonably withheld, and except in emergency situations, for which no prior written consent shall be required.

                 D. To make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Service Center Complex, or any part thereof, and for such purposes to enter upon the Premises, and during the continuation of any of said work, to temporarily close doors, entryways, public spaces, and corridors in the Service Center Complex and to interrupt or temporarily suspend services and facilities. Lessor agrees that it shall not access and make any repairs, alterations, additions or improvements to the "clean room" without the prior written consent of Lessee, which consent shall not be unreasonably withheld.

ARTICLE VIII. ALTERATIONS AND IMPROVEMENTS: Except for the Tenant Improvements specified in Article XXIII herein, which shall be completed as provided in Article XXIII, Lessee shall not make any improvements, alterations, additions or installations in or to the Premises (hereinafter referred to as the "Work") without Lessor's prior written consent. Along with any request for Lessor's consent and before commencement of the Work or delivery of any materials to be used in the Work to the Premises or into the Service Center Complex, Lessee shall furnish Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, and an indemnification of such form and amount as may be reasonably satisfactory to Lessor and a performance bond executed by a commercial surety reasonably satisfactory to Lessor, and in an amount equal to the Work and the payment of all liens for labor and material arising therefrom. Lessee agrees to defend and hold Lessor forever harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said improvements, alterations, additions or installations.
All Work shall be done only by contractors or mechanics reasonably approved by Lessor and at such time and in such manner as Lessor may from time to time reasonably designate. All Work done by Lessee, its agents, employees, or contractors shall be done in such a manner as to avoid labor disputes. Lessee shall pay the cost of all such improvements, alterations, additions or installations (including a reasonable charge for Lessor's services and for Lessor's inspection and engineering time), and also the cost of painting, restoring, or repairing the Premises and the Service Center Complex occasioned by such improvements, alterations, additions or installations. Upon completion of the Work, Lessee shall furnish Lessor with contractor's affidavits and full and final waivers of liens, and receipted bills covering all labor and materials expended and used. The Work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities and shall be constructed in a good and workmanlike manner. Lessee shall permit Lessor to inspect construction operations in connection with the Work. Lessee shall not be allowed to make any alterations, modifications, improvements, additions, or installations if such action results or would result in a labor dispute or otherwise would materially interfere with Lessor's operation of the Service Center Complex. Lessor, by written notice to Lessee given at or prior to termination of this Lease may require Lessee to remove any improvements, additions or installations installed by Lessee in the Premises at Lessee's sole cost and expense, and repair or restore any damage caused by the installation and removal of such improvements, additions, or installations; provided, however, the only improvements, additions or installations which Lessee shall remove shall be those specified in such notice.





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ARTICLE IX.      REPAIRS:  Lessee shall, during the term of this Lease, at
Lessee's expense, keep the Premises in as good order, condition and repair as they were at the time Lessee took possession of the same, reasonable wear and tear and insured damage from fire and other casualties excepted. Lessee shall keep the Premises in a neat and sanitary condition and shall not commit any nuisance or waste on the Premises or in, on, or about the Service Center Complex, throw foreign substances in the plumbing facilities (other than such non-hazardous and non-prohibited substances associated with a hospital laundry/sterilization operation, which shall not harm the plumbing facilities and which are not prohibited or violative of applicable law, regulations and ordinances), or waste any of the utilities furnished by the Lessor. All uninsured damage or injury to the Premises, or to the Service Center Complex caused by Lessee moving furniture, fixtures, equipment, or other devices in or out of the Premises or Service Center Complex or by installation or removal of furniture, fixtures, equipment, devices or other property of Lessee, its agents, contractors, servants or employees, due to carelessness, omission, neglect, improper conduct, or other cause of Lessee, its servants, employees, agents, visitors, or licensees, shall be repaired, restored and replaced promptly by Lessee at its sole cost and expense to the reasonable satisfaction of Lessor. All repairs, restorations and replacements shall be in quality and class equal to the original work.

         Lessor or its employees, or agents, shall have the right to enter the Premises at any reasonable time or times upon Lessee's prior consent, which shall not be unreasonably withheld, for the purpose of inspection, cleaning, repairs, altering, or improving the same but nothing contained herein shall be construed as imposing any obligation on Lessor to make any repairs, alterations or improvements which are the obligation of Lessee.

ARTICLE X. INSURANCE: Lessor shall keep the Service Center Complex insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

                 (a)      loss or damage by fire; and

                 (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Service Center Complex, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion, and such other coverage as may be deemed necessary by Lessor, providing such additional coverage is obtainable and providing such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Service Center Complex.

         These insurance provisions shall in no way limit or modify any of the obligations of Lessee under any provision of this Lease Agreement. Lessor agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessee and Lessor waives, releases and discharges Lessee from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Service Center Complex or Lessor's business therein occasioned by fire or other cause, which such claim or demand may arise because of the negligence or fault of Lessee, its agents, employees, customers or business invitees, or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss. Insurance premiums paid thereon shall be a portion of the "Operating Expenses" described in Article II hereof.

         Lessee shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody or control of Lessee) and business interests which may be located in, upon, or about the Premises insured for the benefit of Lessee in an amount equivalent to the full replacement value or insurable value thereof against:

                 (a)      loss or damage by fire; and

                 (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in construction, general location, use, occupancy and design to the Service Center Complex, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, and such other coverage as Lessee may deem appropriate or necessary.

         Lessee agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessor and Lessee waives, releases and discharges Lessor from all claims or demands whatsoever which Lessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property, and business of Lessee occasioned by fire or other cause, whether such claim or demand may arise because of the negligence or fault of Lessor, its agents, employees, subcontractors or otherwise, and Lessee agrees to look to the insurance coverage only in the event of such loss.

         Lessor shall, as a portion of the Operating Expenses defined in
Article II, maintain, for its benefit and the benefit of its managing agent, general public liability insurance in amounts of not less than One Million and No/100ths Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than Three Million and No/100ths Dollars ($3,000,000.00) in respect to any one accident, against claims for personal injury, death or property damage occurring upon, in or about the Service Center Complex, such insurance to afford protection to Lessor and its managing agent.

         Lessee shall, at Lessee's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Lessee, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to Lessor, its managing agent and Lessee to the limit of not less than One Million and No/100ths Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than Three Million and No/100ths Dollars ($3,000,000.00) in respect to any one accident, and to the limit of not less than Five Hundred Thousand and No/100ths Dollars ($500,000.00) in respect to any property damage. Such policies of insurance shall be written in companies reasonably satisfactory to Lessor, naming Lessor and its managing agent as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agency issuing the same or accompanied by other evidence satisfactory to Lessor that the premium thereon has been paid. At such time as insurance limits required of tenants in warehouse buildings in the area in which the Service Center Complex is located are generally increased to greater amounts, Lessor shall have the right to require such greater limits as may then be customary. Lessee agrees to include in such policy the contractual liability coverage insuring Lessee's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor.

         Lessee agrees to indemnify and save Lessor and its managing agent harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease Agreement (including, without limitation, the activities under Article XXXIII herein), or arising from any act or negligence on the part of Lessee or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Lessee, its agents, and employees to any person, firm or corporation occurring during the term of this Lease Agreement or any renewal thereof, in or about the Premises and Service Center Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon.

         Lessor agrees to indemnify and save Lessee harmless from and against any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessor and the performance of any covenant or agreement on the part of Lessor to be performed pursuant to the terms of this Lease Agreement (including, without limitation, the activities contemplated under Article XXIII), or arising from any act or negligence on the part of Lessor or its agents, contractors, servants, employees or licensees, arising from any accident, injury or damage to the extent caused by Lessor, its agents and employees to any person, firm or corporation occurring during the term of this Lease Agreement or any renewal thereof, in or about the Premises and Service Center Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon.

         Lessee agrees, to the extent not expressly prohibited by law, that Lessor, its agents, employees and servants shall not be liable, and Lessee waives all claims for damage to property and business sustained during the term of this Lease Agreement by Lessee occurring in or about the Service Center Complex, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Service Center Complex, or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or any tenant or occupant of the Building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Service Center Complex or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

         Anything herein to the contrary notwithstanding, in the event any damage to the Service Center Complex results from any grossly negligent act or willful misconduct or omission of Lessee, its agents, employees or invitees, and all or any portion of Lessor's loss is "deductible", Lessee shall pay to Lessor the amount of such deductible loss (not to exceed $1,000 per event).
All property in the Service Center Complex or on the Premises belonging to Lessee, its agents, employees, invitees or otherwise located at the Premises, shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof and Lessee agrees to defend and hold Lessor, its agents, employees and servants harmless and indemnify them against claims and liability for injuries to such property, except to the extent such damage or loss results from the gross negligence or willful misconduct of Lessor.

ARTICLE XI. ASSIGNMENT AND SUBLETTING: Lessee shall have the right to assign this Lease to an affiliate, parent or subsidiary of Lessee upon the following conditions: (i) Lessee must obtain Lessor's prior written approval of the proposed assignment, such written approval being based upon, inter alia, the proposed assignee having a net worth in the amount of Twenty-Five (25) Million Dollars or more, established to Lessor's reasonable satisfaction in accordance with normal investigatory and underwriting criteria; and (ii) such assignment shall not operate to release or discharge Lessee of its obligations under this Lease. Except as provided in the immediately preceding sentence, Lessee shall not, without the prior written consent of Lessor, (i) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise;
(iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Tenant, its agents and employees. Lessee shall seek such written consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessee shall, by notice in writing, advise Lessor of its intention from, on and after a stated date (which shall not be less than thirty (30) days after date of Lessee's notice), to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the term. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefor. In such event, Lessor shall have the right to be exercised by giving written notice to Lessee within thirty (30) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Lessee's notice. Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice. If Lessee's notice shall cover all of the Premises, and Lessor shall have exercised its foregoing recapture right, the term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease be cancelled with respect to less than the entire Premises, the Base Rent and Additional Rent shall be equitably adjusted by Lessor with due consideration of the size, location, type and quality of the portion of the Premises so remaining after the "recapture" and such rent shall be reduced accordingly from and after the termination date for said portion, and this Lease as so amended shall continue thereafter in full force and effect. The rent adjustments provided for herein shall be evidenced by an amendment to Lease executed by Lessor and Lessee. If this Lease shall be terminated in the manner aforesaid, either as to the entire Premises or only a portion thereof, to such extent the term of this Lease shall end upon the appropriate effective date of the proposed sublease or assignment as if that date had been originally fixed in this Lease for such expiration, and in the event of a termination affecting less than the entire Premises, Lessee shall comply with Article XIV ("Surrender of Premises") of this Lease with respect to such portion of the Premises affected thereby.

         In the event of any termination pursuant to this paragraph, Lessee shall, at its sole cost and expense, discharge in full (i) any outstanding commission obligation on the part of Lessor with respect to that part of this Lease so terminated, and (ii) any commission which may be due and owing as a result of any proposed assignment or subletting, whether or not the subject portion of the Premises is "recaptured" pursuant thereto and rented by Lessor to the proposed tenant or any other tenant.

         For purposes of the foregoing, any change in the partners of Lessee, if Lessee is a partnership, or, if Lessee is a corporation, any transfer of any or all of the assets or stock of Lessee by sale, assignment, operation of law or otherwise resulting in a change in the financial integrity of such corporation, in the reasonable opinion of Lessor, shall be deemed to be an assignment within the meaning of this Article XI. A transfer of the assets or stock of Lessee which does not affect the asset base or financial integrity of Lessee shall not be deemed an assignment which requires consent hereunder.

         Any subletting or assignment hereunder shall not release or discharge Lessee of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable thereunder. The subtenant or subtenants or assignee shall agree in a form satisfactory to Lessor to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Consent by Lessor to any assignment of this Lease or to any subletting of the Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting.

         Any sale, assignment, mortgage, transfer, or subletting of this Lease which is not in compliance with the provisions of this Article XI shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified. Lessor may make a reasonable charge to Lessee for any reasonable attorneys' fees or expenses incident to a review of any documentation related to any proposed assignment or subletting by Lessee.

ARTICLE XII. DAMAGE BY FIRE OR OTHER CASUALTY: If fire or other casualty shall render the whole or any material portion of the Premises unusable for the contemplated purposes set forth in Article VI (the "Contemplated Purposes"), and the Premises can reasonably be expected to be rendered usable for the Contemplated Purposes within one hundred twenty (120) days from the date of such event, then Lessor shall repair and restore the Premises and the Service Center Complex to as near their condition prior to the fire or other casualty as is reasonably possible within such one hundred twenty (120) day period (subject to delays for causes beyond Lessor's reasonable control) and notify Lessee that it will be doing so, such notice to be mailed within thirty (30) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the rent for the period during which the Premises are unusable for the Contemplated Purposes shall be abated pro rata (based upon the portion of the Premises which is unusable). If Lessor is required to repair the Service Center Complex and/or the Premises, as aforesaid, said work shall be undertaken and prosecuted with all due diligence and speed.

         If fire or other casualty shall render the whole or any material part of the Premises unusable for the Contemplated Purposes and the Premises cannot reasonably be expected to be made usable for the Contemplated Purposes within one hundred twenty (120) days from the date of such event, then either party, by notice in writing to the other mailed within thirty (30) days from the date of such damage or destruction, may terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

         In the event that (i) more than fifty percent (50%) of the value of the Service Center Complex is damaged or destroyed by fire or other casualty,
(ii) the Premises are tenantable and usable for the Contemplated Purposes and
(iii) irrespective of whether the Service Center Complex can be made tenantable or Premises can be made usable for the Contemplated Purposes within one hundred twenty (120) days thereafter, then at Lessor's option, by written notice to Lessee, mailed within forty-five (45) days from the date of such damage or destruction, Lessor may terminate this Lease effective upon a date within one hundred eighty (180) days from the date of such notice to Lessee, provided, however, that such occupancy after the date of casualty does not violate any applicable governmental or regulatory order, code or recommendation, and provided that such occupation does not constitute a health or safety hazard to Lessee.

         If fire or other casualty shall render the whole or any material part of the Premises unusable for the Contemplated Purposes and the Premises cannot reasonably be expected to be made unusable for the Contemplated Purposes within one hundred eighty (180) days from the date of such event and neither party hereto terminates this Lease pursuant to its rights herein or in the event that more than fifty percent (50%) of the value of the Service Center Complex is damaged or destroyed by fire or other casualty, and Lessor does not terminate this Lease pursuant to its option granted herein, or in the event that fifty percent (50%) or less of the value of the Service Center Complex is damaged or destroyed by fire or other casualty and neither the whole nor any material portion of the Premises is rendered unusable for the Contemplated Purposes, then Lessor shall repair and restore the Premises and the Service Center Complex to as near their condition prior to the fire or other casualty as is reasonably possible with all due diligence and speed (subject to delays for causes beyond Lessor's reasonable control) and the rent for the period during which the Premises are unusable for the Contemplated Purposes shall be abated pro rata (based upon the portion of the Premises which is unusable for the Contemplated Purposes). In no event shall Lessor be obligated to repair or restore any special equipment or improvements installed by Lessee at Lessee's expense.

         In the event of a termination of this Lease pursuant to this Article, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty, or in the event occupancy of the Premises continues after the casualty in accordance with this Article, rental shall be paid through the date possession of the Premises ceases, unless otherwise abated under this Article.

         Notwithstanding anything contained in this Article XII to the contrary, in the event Lessor fails to render the Premises habitable (but not necessarily usable for the Contemplated Purposes) within one hundred eighty
(180) days of any casualty to the Premises, by completing the improvements required to be restored by Lessor (excluding, however, Lessee's equipment and additions), then Lessee shall have the right to terminate this Lease immediately upon written notice to Lessor.

ARTICLE XIII. EMINENT DOMAIN: If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render (in Lessee's reasonable judgment) the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and Lessor shall make a pro rata refund of any prepaid rent. All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Lessor, Lessee hereby assigning to Lessor its interest, if any, in said award. In the event that fifty percent (50%) or more of the building area or fifty percent (50%) or more of the value of the Service Center Complex is taken by public authority under the power of eminent domain, then, at Lessor's option, by written notice to Lessee, mailed within sixty (60) days from the date the formal notice of taking is provided to Lessor by such public authority, Lessor may terminate this Lease effective upon a date within one hundred eighty (180) days from the date of such notice to Lessee (provided, however, that Lessee's occupancy of the Premises may be terminated earlier than the date provided by Lessor to Lessee in the event the condemning authority requires an earlier date of dispossession). Further, if the whole of or any material part of the Premises is taken by public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable in Lessee's reasonable opinion, for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Lessee may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Lessor, such notice to be given to Lessor within thirty (30) days after Lessee receives notice of the taking. Lessee shall not have the right to terminate this Lease pursuant to the preceding sentence unless (i) the business of Lessee conducted in the portion of the Premises taken cannot in Lessee's reasonable judgment be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space securable by Lessee pursuant to clause (ii) hereof); and (ii) Lessee cannot secure substantially similar (in Lessee's reasonable judgment) alternate space upon the same terms and conditions as set forth in this Lease (including rental) from Lessor in the Service Center Complex. Any notice of termination shall specify the date no more than sixty (60) days after the date of the notice of taking as the date for such termination.

         Anything in this Article XIII to the contrary notwithstanding, Lessee shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Lessee's movable trade fixtures and equipment and for moving expenses; provided, however, Lessee shall in no event have any right to receive any award for Lessor's interest in this Lease Agreement or for Lessor's fee interest in the Service Center Complex. Anything in this Article XIII to the contrary notwithstanding, in the event of a partial condemnation of the Service Center Complex or the Premises and this Lease is not terminated, Lessor shall, at its sole cost and expense, restore the Premises and Service Center Complex to a complete architectural unit and the Base Rent provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the fair market rent of the Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the fair market rent of the Premises prior to such taking.

ARTICLE XIV. SURRENDER OF PREMISES: On the last day of the term of this Lease, or on the sooner termination thereof, Lessee shall peaceably surrender the Premises in good condition and repair consistent with Lessee's duty to make repairs as herein provided. On or before the tenth (10th) day after expiration of the term of this Lease, or the date of sooner termination thereof, Lessee shall, at its sole cost and expense, remove all of its personal property and equipment from the Premises, and all property not removed shall be deemed abandoned. For purposes of the foregoing sentence, Lessee's equipment shall be the items described on Exhibit E, attached hereto and made a part hereof, and shall specifically not include the HVAC system and related appurtenances serving the Premises. Should Lessee fail to so remove its property, Lessee hereby appoints Lessor its agent to remove all property of Lessee from the Premises upon termination of this Lease and to cause its transportation and storage for Lessee's benefit, all at the sole cost and risk of Lessee and Lessor shall not be liable for damage, theft, misappropriation or loss thereof and Lessor shall not be liable in any manner in respect thereto. Lessee shall pay all costs and expenses of such removal, transportation and storage. Lessee shall leave the Premises in good order, condition and repair, reasonable wear and tear excepted. Lessee shall reimburse Lessor upon demand for any expenses incurred by Lessor with respect to removal, transportation, or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair. All alterations, additions and fixtures, other than Lessee's equipment described on Exhibit E as specified above, which have been made or installed by either Lessor or Lessee upon the Premises, shall remain the property of Lessor and shall be surrendered with the Premises as a part thereof. If the Premises be not surrendered at the end of the term or sooner termination thereof, Lessee shall indemnify Lessor against actual loss resulting from delay by Lessee in so surrendering the Premises. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of combinations on any vaults, locks and safes left on the Premises.

         In the event Lessee remains in possession of the Premises after expiration of this Lease, and without the execution of a new lease, but with Lessor's written consent, it shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to the then existing market rental rate, which shall in no event be less than the Base Rent and Additional Rent amounts charged during the final month of the Lease. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay a charge for each day of occupancy an amount equal to double the Base Rent and Additional Rent.

ARTICLE XV. DEFAULT OF LESSEE: All rights and remedies of Lessor herein enumerated shall be cumulative and are not intended to be exclusive of any other remedies or means of redress to which Lessor may be lawfully entitled in case of any breach or threatened breach of Lessee of any provision of this Lease. The failure of Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Lessor of rent with knowledge of the breach of any covenant hereof (other than breach of the obligation to pay the portion of such rent paid) shall not be deemed a waiver of such breach, and no waiver by Lessor of any provisions of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. In addition to other remedies in this Lease provided, Lessor shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of the covenants, conditions and provisions of this Lease.

         Subject to laws relating to bankruptcy, if, during the term of this Lease or any renewal term, (i) Lessee shall make an assignment for the benefit of creditors, or (ii) a voluntary petition be filed by Lessee under any law having for its purpose the adjudication of Lessee a bankrupt, or Lessee be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, or (iii) a receiver be appointed for the property of Lessee by reason of the insolvency of Lessee, or (iv) any department of the State or Federal government, or any officer thereof, duly authorized, shall take possession of the business or property of Lessee by reason of the insolvency of Lessee, the occurrence of any of such contingencies shall be deemed a breach of this Lease and if Lessee is otherwise in default under this Lease, Lessor may elect to terminate the Lease and the same shall expire as fully and completely as if the day fixed for the expiration of the initial term of this Lease or any renewal term, as the case may be, had occurred, and Lessee will then quit and surrender the Premises, but Lessee shall remain liable as hereinafter provided. As used in this paragraph, the term "Lessee" shall also mean any guarantor of Lessee's obligations under this Lease.

         If, during the initial term of this Lease or any renewal term, (i) Lessee shall default in fulfilling any of the covenants, obligations, or agreements of this Lease (other than the covenants for the payment of rent payable by Lessee hereunder), or (ii) this Lease, without the prior written consent of Lessor or except as expressly permitted, shall be assigned, pledged, mortgaged, transferred, or sublet in any manner, Lessor may give Lessee notice of such default or the happening of any contingency in this paragraph referred to and, if at the expiration of thirty (30) days after service of such notice the default or contingency upon which said notice was based shall continue to exist, or in the event of a default or contingency which cannot with due diligence be cured within a period of thirty (30) days, if Lessee fails to proceed promptly after the service of said notice and with all due diligence to commence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with diligence within thirty (30) days, the time within which Lessee is to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), Lessor, at its option, may terminate this Lease and upon such termination Lessee will quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided.

         If Lessee defaults in any payment of the rent expressly reserved hereunder, or any part of the same and such default shall continue for ten (10) days after written notice thereof by Lessor, or if Lessee shall make default in the payment of any item or any charge required to be paid by Lessee hereunder, or any part of the same and such default shall continue for ten (10) days after written notice thereof by Lessor, Lessor or Lessor's agent or servant may immediately or at any time thereafter terminate this Lease, and upon such termination for failure to pay such rent, item, or charge, or if this Lease shall terminate by reason of the insolvency of Lessee, as set forth above, Lessor or Lessor's agent or servant may re-enter the Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution, or damage therefor and repossess and enjoy the Premises, together with all additions, alterations and improvements, without such re-entry and repossession working a forfeiture or waiver of the rents to be paid and the covenants to be performed by Lessee during the full term of this Lease. Upon termination of this Lease or expiration of Lessee's right to occupy the Premises by reason of the happening of any of the foregoing events, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default or breach of this Lease on the part of Lessee, Lessor may, at its option, at any time and from time to time use reasonable efforts to relet the Premises or any part or parts thereof, for the account of Lessee or otherwise, and receive and collect the rent therefor, applying the same first to the payment of such expenses as Lessor may have incurred in recovering possession of the Premises, including the attorneys' fees and expenses for putting the same into good order and condition or preparing or altering the same for re-rental to the extent Lessor deems necessary or desirable and all other expenses, commissions and charges paid, assumed or incurred by Lessor in or about reletting the Premises and then to the fulfillment of the covenants of Lessee hereunder. Any such reletting herein provided for may be for the remainder of the initial term or any renewal term of this Lease, as originally granted, or for a longer or shorter period; Lessor shall have the right to change the character and use made of the Premises, and Lessor shall not be required to accept any substitute tenant offered by Lessee or to observe any instructions given by Lessee about reletting. In any such case, and whether or not the Premises or any part thereof be relet, Lessee shall pay to Lessor the Base Rent and all Additional Rent and other charges required to be paid by Lessee up to the later of the time of such termination of the Lease or of such recovery of possession of the Premises by Lessor, as the case may be, and thereafter, except in a case in which liability of Lessee as hereinafter provided, arises by reason of the happening of the insolvency of Lessee, Lessee covenants and agrees, if required by Lessor, to pay to Lessor until the end of the initial term of this Lease, and/or any renewal term, as the case may be, the equivalent of the amount of all rent reserved hereunder, and all other charges required to be paid by Lessee, less the net proceeds of reletting, if any. Lessor shall have the election in place of and instead of holding Lessee so liable forthwith to recover against Lessee as damages for loss of the bargain and not as a penalty, an aggregate sum which at the time of such termination of this Lease or of such recovery of possession of the Premises by Lessor, as the case may be, represents the then present worth of the excess, if any, of the aggregate of the rent and all other charges payable by Lessee hereunder that would have accrued for the balance of the initial term, and/or any renewal term, as the case may be, over the then present worth of the fair market rents and all other charges for the Premises for the balance of such term.

         If this Lease shall terminate by reason of the bankruptcy or insolvency of Lessee, as above set forth, Lessor shall be entitled, notwithstanding any other provisions of this Lease or any present or future law, to recover from Lessee or Lessee's estate (in lieu of the equivalent of the amount of all rent unpaid at the time of such termination) as damages for loss of the bargain, and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the then present worth of the aggregate of the rent and other charges payable by Lessee hereunder that would have accrued for the balance of the initial term or any renewal term, as the case may be, over the then present worth of the fair market rents and all other charges for the Premises for the balance of the initial term and any renewal term, as the case may be, unless any statute or rule of law governing the proceedings in which such damages are to be proved shall limit the amount of such claim capable of being so proved. In such case, Lessor shall be entitled to prove, as and for liquidated damages, by reason of such breach and termination of this Lease, the maximum amount which may be allowed by or under such statute or rule of law. Nothing herein contained shall limit or prejudice Lessor's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount allowed by any such statute or rule of law which may govern the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than the amount of the excess of the then present worth of the rent and all other charges reserved herein over the then present worth of the fair market rents and all other charges, referred to above.

ARTICLE XVI. SUBORDINATION: This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises, the Service Center Complex, the Property, or any portion thereof by Lessor, its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Lessee agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases, or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Lessee is not in default in the payment of Base Rent, Additional Rent, and the payment of other charges to be paid by Lessee under this Lease, and the performance of all covenants, agreements and conditions to be performed by Lessee under this Lease, then neither Lessee's right to quiet enjoyment under this Lease, nor the right of Lessee to continue to occupy the Premises and to conduct its business thereon, in accordance with the terms of this Lease as against any lessor, lessee, mortgagee, trustee, or their successors or assigns shall be interfered with.

         The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Notwithstanding anything hereinabove contained in this Article XVI, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or landlord notifying Lessee to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust, ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease and Lessee shall execute such attornment agreement as may be reasonably requested by said holder.

         Lessee agrees, provided the mortgagee, ground lessor or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument shall have notified Lessee in writing (by way of a notice of assignment of lease or otherwise) of its address, Lessee shall give such mortgagee, ground lessor or trust deed holder, or other secured party ("Mortgagee"), simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that Lessor has to cure such default.

ARTICLE XVII.    MISCELLANEOUS:

                 A. Lessee represents that Lessee has dealt directly with and only with CB Commercial Real Estate Group, Inc. ("CB"), as broker, in connection with this Lease and that no other broker has negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessee represents Lessee has not dealt directly or indirectly with any broker in connection with this Lease except for CB. Lessee shall indemnify and hold Lessor harmless from and against any and all commissions, fees and expenses and all claims therefore, by any broker, salesmen or other party in connection with or arising out of Lessee's action in entering into this Lease, except for the commission of CB in the amount of Eight Thousand Eight Hundred Seventy-Three and No/100ths Dollars ($8,873.00), which commission Lessor shall pay upon occupancy of the Premises by Lessee. In the event Lessee does not exercise the early termination right granted in Article XXV herein, Lessor agrees to pay an additional commission in the amount of Twelve Thousand Four Hundred Twenty-Two and No/100ths Dollars ($12,422.00) (the "Additional Commission") to CB after the early termination right expires. The Additional

                          Commission shall not be paid to CB in the event Lessee exercises its right of early termination.

                 B. Lessee agrees from time to time upon not less than 10 days prior written request by Lessor to deliver to Lessor a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) Lessor is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly rental currently payable by Lessee; (v) the amount of any prepaid rent, and (vi) such other matters as may be reasonably requested by Lessor or any mortgagee or prospective purchaser of the Service Center Complex.

                 C. All notices, demands and requests shall be in writing, and shall be effectively served in any of the following manners:

                          (i)     If addressed to Lessee:
                                  By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessee at:

                                  AMSCO Sterile Recoveries, Inc.
                                  28100 U.S. Highway 19 North
                                  Suite 201
                                  Clearwater, Florida  34621
                                  Attn:    Wayne Peterson

                                  or at such other address as Lessee may
                                  hereafter designate by written notice to Lessor, in which case said notice shall be effective at the time of mailing such notice.

                                  (ii)     If addressed to Lessor:
                                           By forwarding such notice, demand or
                                           request by certified or registered
                                           mail, postage prepaid, addressed to
                                           Lessor at:

                                           QP One Corporation
                                           4200 West Cypress Street, Suite 444
                                           Tampa, Florida  33607
                                           Attn:   Neil J. Rauenhorst

                                           with a copy to:

                                           Opus U.S. Corp.
                                           P.O. Box 59110
                                           Minneapolis, Minnesota  55440
                                           Attn:   Law Department

                                           or at such other address as Lessor
                                           may hereafter designate by written
                                           notice to Lessee, in which case said
                                           notice shall be effective at the
                                           time of mailing such notice.

                 D. All rights and remedies of Lessor under this Lease or that may be provided by law may be executed by Lessor in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article XV, may be commenced and prosecuted to final judgment and execution by Lessor in its own name or in the name of its agent.

                 E. Lessor covenants and agrees that Lessee, upon paying the Base Rent, Additional Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease.

                 F. The covenants and agreements herein contained shall bind and inure to the benefit of the Lessor, its successors and assigns, and Lessee and its permitted successors and assigns.

                 G. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

                 H. Lessee covenants not to do or suffer any waste or damage or disfigurement or injury to the Premises or Service Center Complex and Lessee further covenants that it will not abandon the Premises during the term of this Lease.

                 I. The term "Lessor" as used in this Lease so far as covenants or obligations on the part of Lessor are concerned shall be limited to mean and include only the owner or owners of the Service Center Complex at the time in question, and in the event of any transfer or transfers or conveyances the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall be binding on the Lessor, its successors and assigns, only in respect to their respective successive periods of ownership.

                          In the event of a sale or conveyance by Lessor of the Service Center Complex or any part of the Service center Complex, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which shall be personally obligated on this Lease only so long as it is the owner of Lessor's interest in and to this Lease.

                 J. The marginal or topical headings of the several Articles are for convenience only and do not define, limit or construe the contents of said Articles.

                 K . All preliminary negotiations are merged into and incorporated in this Lease.

                 L. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto.
                          No receipt of money by Lessor from Lessee or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which Lessor's consent is required, unless specifically agreed to in writing by Lessor. Any amounts received by Lessor may be allocated to any specific amounts due from Lessee to Lessor as Lessor determines.

                 M. Lessor shall have the right to close any portion of the building area or land area to the extent as may, in Lessor's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Lessor shall at all times have full control, management and direction of the Service Center Complex, subject to the rights of Lessee in the Premises, and Lessor reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number and location of buildings, layout and nature of the Service Center Complex and the other tenancies, premises and buildings included in the Service Center Complex, to construct additional buildings and additions to any building, and to create additional rentable areas through use and/or enclosure of common areas, or otherwise, and to place signs on the Service Center Complex, and to change the name, address, number or designation by which the Service Center Complex is commonly known. Lessor agrees to use reasonable efforts to minimize interference and interruption of Lessee's business operations while pursuing the foregoing activities. No implied easements are granted by this Lease. Lessor shall in no event be liable for any lack of security in respect to the Service Center Complex.

                 N. Lessee shall permit Lessor (or its designees) to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents, and telephone, electric and other wires or other items, in, to and through the Premises, as and to the extent that Lessor may now or hereafter deem necessary or appropriate for the proper operation and maintenance of the Service Center Complex.

                 0. Employees or agents of Lessor have no authority to make or agree to make a lease or other agreement or undertaking in connection herewith. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document becomes effective and binding only upon the execution and delivery hereof by the proper officers of Lessor and by Lessee.
                          Lessee confirms that Lessor and its agents have made no representations or promises with respect to the Premises or the making of or entry into this Lease except as in this Lease expressly set forth, and agrees that no claim or liability shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease, except for the Building Rules and Regulations, in respect to which subparagraph P of this Article shall prevail, can be modified or altered only by agreement in writing between Lessor and Lessee, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions hereof.

                 P. Lessee shall perform, observe and comply with the Building Rules and Regulations of the Service Center Complex as set forth below, with respect to the safety, care and cleanliness of the Premises and the Service Center Complex, and the preservation of good order thereon, and, upon written notice thereof to Lessee, Lessee shall perform, observe, and comply with any reasonable changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Service Center Complex. Lessor shall not be liable to Lessee for any failure of any other tenant or tenants of the Service Center Complex to comply with such Building Rules and Regulations.

                 Q. All rights and occupancy of Lessee herein shall be subject to all governmental laws, ordinances and regulations, and Lessee shall comply with the same.

                 R. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to Operating Expenses and Real Estate Taxes and all obligations concerning the condition of the Premises.

                 S. Any claim which Lessee may have against Lessor for default in performance of any of the obligations herein contained to be kept and performed by Lessor shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within sixty (60) days of commencement of the alleged default or of accrual of the cause of action and unless suit be brought thereon within six (6) months subsequent to the accrual of such cause of action; provided, however, that with respect to latent defects, within twelve (12) months of the date Lessee becomes aware of such latent defect, or, in the exercise of reasonable diligence, should have become aware of the latent defect. Furthermore, Lessee agrees to look solely to Lessor's interest in the Service Center Complex for the recovery of any judgment from Lessor, it being agreed that Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment.

                 T. Lessee shall furnish to Lessor promptly upon demand, a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Lessor evidencing the due authorization of Lessee to enter into this Lease.

                 U. This Lease shall not be deemed or construed to create or establish any relationship or partnership or joint venture or similar relationship or arrangement between Lessor and Lessee hereunder.

ARTICLE XVIII. MISCELLANEOUS TAXES: Lessee shall pay, prior to delinquency, all taxes assessed or levied upon its occupancy of the Premises, or upon the trade fixtures, furnishings, equipment and all other personal property of Lessee located in the Premises, and when possible, Lessee shall cause such trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Lessor. In the event any or all of Lessee's trade fixtures, furnishings, equipment or other personal property, or Lessee's occupancy of the Premises, shall be assessed and taxed with the property of Lessor, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

ARTICLE XIX. SEPARATE METERING OF ELECTRIC UTILITIES, WATER AND SEWER: All electric utilities used in the Premises shall be separately metered and paid for directly by Lessee upon its receipt of invoice therefor from the respective utility provider. All water and sewer usage in the Premises shall be submetered from Lessor's primary line (or alternatively, a reasonable estimate of such usage shall be made by Lessor) and paid for by Lessee to Lessor upon receipt of invoice therefor. The cost of all such utilities used in other areas of the Service Center Complex rented to tenants shall not be included in the Operating Expenses; provided, however, that the cost of all other utilities serving the Service Center Complex in general (including without limitation, electricity for building systems, water and sewer serving common areas, building equipment and common area lighting) shall be included in the Operating Expenses. Lessee agrees to refrain from overloading the electrical and water system designed for the Premises.

         Lessor agrees to refrain from taking any action which would unreasonably interrupt Lessee's receipt of the foregoing utility services (emergency and force majeure type events excluded). In the event Lessor's actions result in a cessation of the foregoing services for a period of forty-eight (48) hours (excluding emergency and force majeure type events), then Lessee shall be entitled to an abatement of rent for each day such services are interrupted after the forty-eight (48) hour period.

ARTICLE XX.  SUBSTITUTE PREMISES:  [Intentionally deleted]

ARTICLE XXI. OTHER PROVISIONS: The following are made a part hereof, with the same force and effect as if specifically set forth herein:

                 A.       Floor Plan - Exhibit A.
                 B.       Building Rules and Regulations - Exhibit B.
                 C.       Rider to Service Center Lease - Exhibit C.
                 D. Tenant Improvement Specifications and Construction Services Agreement - Exhibit D.
                 E.       List of Lessee's Equipment - Exhibit E.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


Executed in the presence                   LESSOR:
of the following witnesses:
                                           QP ONE CORPORATION, a Minnesota
                                           corporation


/s/ [Illegible]                             By:      /s/ John T. Candell
- ---------------------------                      --------------------------
/s/ [Illegible]                             Its:        Secretary
- ---------------------------                      --------------------------

                                                        (Corporate Seal)

                                             LESSEE:

                                             AMSCO STERILE RECOVERIES, INC., a
                                             Delaware corporation


/s/ Terrell J. Kuykendall                    By:  /s/ Richard T. Isel
- ---------------------------                       --------------------------
                                                  Richard T. Isel
/s/ Wayne R. Peterson                        Its:    President
- ---------------------------                       --------------------------

                                                     (Corporate Seal)

                                   EXHIBIT A

                                   FLOOR PLAN



         The plans illustrate the site plan for the building known as the Service Center 4501 Acline located at 4501 Acline Street, Tampa, Florida 33619. The site plan indicates one curb cut to the premises with a parking diagram as well as the leased premises located in 4501 Acline outlined in red. There are no dimensions.

                                   EXHIBIT B

                         BUILDING RULES AND REGULATIONS

         1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Service Center Complex, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing. Anything herein to the contrary notwithstanding, approval as to signs shall be subject to Lessor's approval
which may be withheld in Lessor's sole discretion.   In the event of a
violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

         2. No awning or other projection shall be attached to the outside walls of the Service Center Complex. No curtains, blinds, shades or screens visible from the exterior of the Service Center Complex or visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Lessor. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

         3. Lessee, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, or stairways in and about the Service Center Complex which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Premises of Lessee.
Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the Service Center Complex corridors or from the exterior of the Service Center Complex and will promptly remove any such objects upon notice from Lessor.

         4. Lessee shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors (except as might reasonably be associated with a laundry/sterilization operation; provided, however, that such odors do not affect other tenants occupying the Service Center Complex, in which event, Lessee shall take reasonable steps to eliminate the odors by virtue of venting or fans, filtering or other similar methods), any of which may be offensive to the other tenants and occupants of the Service Center Complex, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Service Center Complex or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Service Center Complex.

         5. Lessee shall not waste electricity, water or air-conditioning furnished by Lessor, if any, and shall cooperate fully with Lessor to insure the most effective operation of the Service Center Complex's heating and air-conditioning systems.

         6. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

         7. In no event shall Lessee bring into the Service Center Complex inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Service Center Complex shall at any time be increased, Lessee shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Lessor's other rights at law or in equity for Lessee's breach of this Lease.

         8. (A) Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

                 (B) Lessor acknowledges that Lessee intends to use the Premises as a hospital, laundry/sterilization facility, and that such occupancy shall be subject to compliance with the terms and conditions of this Lease.

         9. Lessor shall have the right to prohibit any advertising by Lessee which in Lessor's reasonable opinion tends to impair the reputation of the Service Center Complex or its desirability as a warehouse complex for warehouse use, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

         10. The Premises shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

         11. Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Lessor or Lessor's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Lessor may reasonably elect.

         12. Unless expressly permitted by the Lessor, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by the Lessor shall be made for any door. If more than two keys for one lock are desired by the Lessee, the Lessor may provide the same upon payment by the Lessee. Upon termination of this Lease or of the Lessee's possession, the Lessee shall surrender all keys of the Premises and shall explain to the Lessor all combination locks on safes, cabinets and vaults.

         13. Any carpeting cemented down by Lessee shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

         14. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         15. No electric circuits for any purpose shall be brought into the leased premises without Lessor's written permission specifying the manner in which same may be done. Lessee shall not overload any utilities serving the Premises.

         16. No bicycle or other vehicle, and no dog or other animal shall be allowed in the Service Center Complex.

         17. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways provided for such purposes. Lessee shall be responsible for any damage to the Service Center Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

         18. All safes, equipment or other heavy articles shall be carried in or out of the Premises only in such manner as shall be prescribed in writing by Lessor, and Lessor shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Lessee in a manner which will not interfere with or cause damage to the Premises or the Service Center Complex in which they are located, or to the other tenants or occupants of said Service Center Complex. Lessee shall be responsible for any damage to the Service Center Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

         19. Canvassing, soliciting, and peddling in or about the Service Center Complex is prohibited and each Lessee shall cooperate to prevent the same.

         20. Wherever in these Building Rules and Regulations the word "Lessee" occurs, it is understood and agreed that it shall mean Lessee's associates, employees, clerks, servants, invitees and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor's assigns, agents, clerks, servants, and visitors.

         21. Lessor shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same.

         22. Lessor shall have the right to enter the Premises at hours convenient to the Lessee for the purpose of exhibiting the same to prospective tenants within the one hundred twenty (120) day period prior to the expiration of this Lease, and may place signs advertising the Premises for rent on the exterior of said Premises at any time within said one hundred twenty (120) day period.

         23. Lessee, its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the Service Center Complex, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Lessor reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Lessor assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight.

         24. In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right to prevent access to the Service Center Complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Service Center Complex and the property therein. Lessor shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Service Center Complex of any person.

         25. All entrance doors to the Premises shall be locked when the Premises are not in use. All common corridor doors, if any, shall also be closed during times when the air-conditioning equipment in the Service Center Complex is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

         26. Lessor reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Lessor's judgment, for its best interest or for the best interest of the tenants of the Service Center Complex.

                                                               Initials:

                                                               Lessor: /s/ JTC
                                                                       --------
                                                               Lessee: /s/ RTI
                                                                       --------

                                   EXHIBIT C

                         RIDER TO SERVICE CENTER LEASE


ARTICLE XXII. LOCK BOX: Lessor may from time to time designate a lock box collection agent for the collection of rents or other charges due Lessor. In such event, the payment made by Lessee to the lock box shall be the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purpose of this Lease, no such payment or collection shall be deemed a waiver by Lessor of any breach by Lessee of any term, covenant or condition of this Lease nor a waiver of any of Lessor's rights or remedies and any payment of amounts other than that deemed due and proper by Lessor shall not prejudice Lessor in any manner nor constitute a waiver and Lessor shall hereby be authorized to retain the proceeds of any payments by Lessee, whether restrictively endorsed or otherwise, and apply same to the amounts due and payable from Lessee under this Lease without waiver.

ARTICLE XXIII. TENANT IMPROVEMENTS: Lessor, prior to commencement of the term shall cause certain "Tenant Improvements" to be constructed within the Premises, in accordance with (i) the plans and specifications attached hereto collectively as Exhibit D, and made a part hereof (the "Specifications"), and
(ii) the Construction Services Agreement attached hereto as Exhibit D, continued, and made a part hereof.

         Lessor agrees to provide an allowance for Tenant Improvements for the Premises in the amount of $106,476.00. All Tenant Improvements requested by Lessee in excess of the $106,476.00 allowance shall be at the expense of and payable by Lessee to Lessor, on a weekly basis during the Tenant Improvement build-out period. The total Tenant Improvement cost estimate for the Premises is $791,000.00, and is based upon the Specifications attached hereto as collectively in Exhibit D, and made a part hereof. Accordingly, based upon the foregoing, Lessee's excess Tenant Improvement cost is $684,524.00. The weekly draw request for payment delivered by Lessor's contractor to Lessee shall reflect that the payment due is to be funded 86.5% by Lessee and 13.5% by Lessor in direct relation to Lessee's percentage of the total Tenant Improvement cost and Lessor's allowance for such Tenant Improvement cost. The procedure for draw requests, changes to the specifications, and corrections of work shall be governed and controlled by the attached Construction Services Agreement.

         Lessor covenants and agrees that it shall not be entitled to or charge an additional service fee or profit margin resulting from any change order to the Specifications; provided, however, that Lessor's contractor shall be entitled to collect the overhead and profit specified in the Construction Services Agreement for any change order in conformance with the Construction Services Agreement.

         Lessor shall cause its contractor to maintain Builder's Risk and General Liability insurance for its activities in constructing the Tenant Improvements upon the Premises during the build-out period. Such insurance shall be in the amount of $2,500,000.00 and shall name Lessee and Lessor as insureds on the policy.

         Except for the warranties given and claims which Lessor and Lessee have not waived under the terms of the Construction Services Agreement, Lessor and Lessee agree that upon Substantial Completion of the Work and receipt of the final payment for such Work by Lessor (as such terms are defined in the Construction Services Agreement), the Construction Services Agreement shall be of no further force and effect or applicable to the rights of Lessor and Lessee.

ARTICLE XXIV. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

ARTICLE XXV. EARLY TERMINATION BY LESSEE: Notwithstanding anything contained in this Lease to the contrary, Lessee may terminate this Lease effective January 25, 1997 by (a) providing Lessor with written notice on or before January 25, 1996 (the "Notification Date"), of its intent to terminate this Lease as of the Termination Date, and (b) paying an early termination fee in an amount of $32,000.00, concurrently with the written notification delivered to Lessor on the Notification Date.

ARTICLE XXVI. REAL ESTATE TAX ADJUSTMENT: Lessee agrees that in the event the installation of the Tenant Improvements in the Premises results in an increased ad valorem tax valuation by the Hillsborough County Property Appraiser, then Lessee agrees to pay, as Additional Rent, the amount of such tax increase directly related to Lessee's Tenant Improvements for the Premises. The foregoing adjustment shall only be payable by Lessee should the ad valorem tax bill increase as a result of the tenant improvements to the Premises and not as a result of market conditions or general increase in property values in the area.

ARTICLE XXVII. RIGHT TO CONTEST REAL ESTATE TAX: At Lessee's request, Lessor agrees to provide Lessee with a copy of the assessed bill for the Real Estate Taxes for any given year. Lessee shall be entitled to notify Lessor that it desires for Lessor to contest the amount of the Real Estate Taxes, to the extent applicable local laws relating to the same permit Lessor to do so. In the event Lessee desires for Lessor to contest the Real Estate Taxes, then Lessor shall take such steps as Lessor deems reasonably necessary to contest the amount of the Real Estate Taxes, and the cost and expense thereof shall be deemed Operating Expenses.

ARTICLE XXVIII. TERMINATION RIGHT FOR ZONING CHANGE: Notwithstanding anything in this Lease to the contrary, in the event any statute, ordinance or regulation is imposed by an applicable governmental authority upon Lessee, which prohibits Lessee's intended use of the Premises for the purpose as set forth herein, then Lessee shall be entitled to terminate this Lease effective as of the date the use is no longer allowed by the applicable governmental authority; provided, however, that Lessee shall be required to pay to Lessor prior to termination, the unamortized Tenant Improvement costs included as a portion of Base Rent.

         It is the intent of this Article XXVIII that the termination right apply only to a total prohibition of Lessee's intended use, and Lessee shall not be entitled to utilize this termination provision in the event governmental authorities, regulations or requirements impose restrictions or requirements which do allow continued use of the Premises, subject only to compliance by Lessee with such regulations or requirements.

ARTICLE XXIX. VACATION OF PREMISES AT END OF TERM: Lessor shall give written notice to Lessee at least thirty (30) days prior to the end of the term of the Lease for the express purpose of arranging a meeting with Lessor for a joint inspection of the Premises. In the event Lessee is unwilling or unable to attend the joint inspection, Lessor's inspection at or after Lessee's vacation of the Premises shall be conclusively deemed correct for purposes of determining Lessee's responsibility for repairs and restoration under this Lease.

ARTICLE XXX. LESSOR'S DEFAULT: After the Lease commencement date, in the event Lessor defaults under the terms and conditions of this Lease, then after thirty (30) days prior written notification to Lessor, Lessee may exercise any and all rights and remedies permitted Lessee under Florida law as a result of Lessor's default, including termination of the Lease; provided, however, that if the default is of such nature which cannot with due diligence be cured within a period of thirty (30) days, if Lessor is proceeding with all due diligence to commence to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time within which Lessor may cure the same shall be extended for such period as may be necessary to complete the cure), then Lessee shall not be entitled to terminate the Lease as aforesaid.

ARTICLE XXXI. PREVAILING PARTY ATTORNEYS' FEES: In the event any litigation or other court proceeding arises out of this Lease Agreement, the prevailing party shall be entitled to recover its costs and expenses therefrom, including without limitation, court costs and reasonable attorneys' fees and expenses, including legal assistant's fees, whether incurred before trial, at trial, on appeal or in bankruptcy.

ARTICLE XXXII. EXECUTION: This Lease Agreement shall, at Lessee's election, be declared null and void and of no further force and effect in the event Lessor fails to execute this Lease within ten (10) business days of the date of execution by Lessee.

ARTICLE XXXIII. EARLY OCCUPANCY: Prior to the commencement date of the Lease, Lessor agrees that Lessee may enter upon the Premises on or after December 26, 1991, for the purpose of installing its equipment upon the Premises; provided, however, that (i) such activities shall not in any way interfere with the Tenant Improvement work being undertaken by Lessor; and (ii) Lessee shall obtain Lessor's prior written consent before entering upon the Premises to install its equipment, so that such activities can be coordinated with Lessor's construction schedule for the Tenant Improvements. Lessee's entry upon the Premises prior to the commencement date of the Lease and the installation activities shall at all times be subject to and in accordance with the covenants, conditions and obligations of this Lease, including, without limitation, the insurance requirements of Article X.

         Lessee acknowledges that the Certificate of Occupancy for the Premises will not be issued by the City of Tampa until a final inspection of both Lessor's Tenant Improvements and Lessee's equipment installation and Lessor shall not be liable for or responsible in any way for delays or damages caused to Lessee resulting from or associated with Lessee's installation of its own equipment.

ARTICLE XXXIV. DELAY IN COMMENCEMENT DATE: In the event a Certificate of Occupancy has not been issued for the Premises on or before the Commencement Date of January 25, 1992, then the Commencement Date of the Lease shall be delayed to the date of the issuance of the Certificate of Occupancy and correspondingly, the expiration date of the Lease and Base Rent Adjustment dates shall also be extended accordingly. Base Rent shall also be abated in an amount equal to two (2) days of Base Rent for each one (1) day of delay after the scheduled Commencement Date of January 25, 1992. By way of example, in the event the Certificate of Occupancy was not issued until January 31, 1992, Lessee would be entitled to an abatement of rent in an amount equal to the product of Three

Thousand Six Hundred Ninety-Seven and 08/100ths Dollars ($3,697.08) divided by 31, and multiplied by 12 (i.e. - the January, 1992 rental rate, divided by the number of days in the month, multiplied by 12 days abatement (6 days delay x
2)).

         Notwithstanding anything in the foregoing paragraph to the contrary, in the event the delay in the issuance of the Certificate of Occupancy for the Premises is caused in whole or in part by Lessee's failure to complete installation of its equipment or in the event Lessee's installation of its equipment results in Lessor's delay in completion of its Tenant Improvement Work, then Lessee shall not be entitled to any rent abatement and the Lease Term shall commence on the scheduled Commencement Date.

                                                                       Initials:

                                                               Lessor: /s/ JTC
                                                                       -------
                                                               Lessee: /s/ RTI
                                                                       --------

                                   EXHIBIT D

                        CONSTRUCTION SERVICES AGREEMENT


The purpose of this Exhibit is to clarify the rights and responsibilities of the following parties in connection with Construction of Tenant Improvements under that certain Service Center Lease dated December 4th, 1991 ("Lease") to which this Exhibit is attached.

QP One Corporation (QP) - Lessor
Opus South Corporation (OSC) - Design Build Contractor - Lessor's Contractor and Agent
AMSCO Sterile Recoveries, Inc. (AMSCO) - Lessee

Definitions:

"Work" - shall mean the completed construction of the Tenant Improvements, as defined in Article XXIII of the Lease, and includes labor necessary to produce such construction, and materials and equipment incorporated or to be incorporated in such construction.

"Substantial Completion" - the date upon which construction of the Work is sufficiently complete so Lessee can occupy and utilize the Work for its intended purpose.

"Contract Sum" - the total cost of constructing the Tenant Improvements as set forth in Article XXIII of the Lease, $791,000.00.

"Contract Time" - the period of time necessary to construct the Tenant Improvements, a period not to continue beyond January 25, 1992, unless extended in writing by mutual agreement of the parties.

"Agreement" - this Construction Services Agreement.

"Construction Documents" - shall mean and include the following:

Outline Specifications dated 11/15/91
Construction Plans:
A1-A5 dated 11/15/91
E1-E3 dated 11/15/91
M1-M2 dated 11/15/91
P1-P3 dated 11/15/91 (P3 dated 11/13/91)
C4800-6 dated 10/10/91 - Basil Model 4800
C4800-2 dated 10/10/91 - Basil Model 4800
TC 5675 dated 10/30/91 - Braun Trench Drail
DC 5675 dated 10/30/91 - Braun Steril Lock
SE5675 dated 10/29/91 - Braun Layout and Elevation
366068-160 dated 1/28/91 - American Sterilizer Model 3000 VAC
122-991-102 Sheets 1-5 Reliance Washer Series 777
403783 dated 9/19/91 - Kemco Schematic Flow Diagram

                                    PAYMENTS

Progress Payments

OSC shall deliver to AMSCO itemized applications for payment (each, an "Application for Payment") signed off and approved by QP and in such detail as indicated below, not more frequently than once every seven (7) days of the construction period (a "Payment Period"). Each Application for Payment shall include a contractor's affidavit that all contractors and sub-contractors have been paid for services or materials rendered through the last Payment Period.

Within three (3) days of AMSCO's receipt of a properly submitted and correct Application for Payment, AMSCO shall confirm Work in place and make payment to OSC, QP hereby authorizing payment for the Work directly to OSC, unless AMSCO is otherwise notified in writing by QP. AMSCO shall cause such progress payments to be delivered to and received by QP or OSC, as applicable, within the foregoing three (3) day period.

The Application for Payment shall constitute a representation by QP to AMSCO that, to the best of QP's knowledge, information and belief, the design and construction have progressed to the point indicated; the quality of the Work covered by the Application for Payment is in accordance with the Construction Documents; and that OSC is entitled to payment in the amount requested.

QP shall cause OSC to pay each contractor, upon receipt of payment from AMSCO, out of the amount paid by AMSCO on account of such contractor's work, the amount to which said contractor is entitled in accordance with the terms of OSC's contract with such contractor. QP shall, by appropriate agreement with OSC, cause OSC to make payment to sub- contractors in similar manner.

Except for AMSCO's obligation to pay QP as set forth herein, AMSCO shall have no other obligation to pay or to be responsible in any way for payment to a sub-contractor of OSC, except as may otherwise be required by law.

No progress payment or partial or entire use or occupancy of the Premises by AMSCO shall constitute an acceptance of Work not in accordance with the Construction Documents.

With each submission of an Application for Payment, QP warrants that: (1) title to Work, materials and equipment covered by an Application for Payment will pass to AMSCO either by incorporation in construction or upon receipt of payment by OSC, whichever occurs first; (2) Work, materials and equipment covered by previous Applications for Payment are free and clear of liens, claims, security interests, or encumbrances, hereinafter referred to as "liens;" and (3) no Work, materials or equipment covered by an Application for Payment will have been acquired by OSC, or any other person performing work at the site or furnishing materials or equipment for the Work, subject to an agreement under which an interest therein or an encumbrance thereon is retained by the seller or otherwise imposed by OSC or any other person.

Final payment constituting the entire unpaid balance due shall be paid by AMSCO to OSC upon AMSCO's receipt of OSC's final Application for Payment when the Work has been completed and a final Certificate of Occupancy issued allowing AMSCO to occupy the Premises (except for those responsibilities of OSC which survive final payment). Such final Application for Payment shall not be less then $100,000.00. The Application for Payment immediately prior to the final Application for Payment shall be reduced if necessary in order to create a final Application for Payment of $100,000.00 or greater.

The making of final payment shall constitute a waiver of all claims by AMSCO except those arising from:

                           unsettled liens;
                           faulty or defective Work appearing after Substantial Completion;
                           failure of the Work to comply with requirement of the Construction Documents; or terms of special warranties required by the Lease, if any, and the Construction
                           Documents.

Acceptance of final payment shall constitute a waiver of all claims by QP relating to payment for the Work, except those previously made in writing and identified by QP as unsettled at the time of Final Application for Payment.

                              CHANGES IN THE WORK

Change Orders

A Change Order is a written order signed by AMSCO, QP, and OSC, and issued after execution of the Lease, authorizing a change in the Work or adjustment in the Contract Sum or Contract Time. The Contract Sum and Contract Time may be changed only by Change Order.

AMSCO, without violating this Agreement, may order changes in the Work consisting of additions, deletions or other revisions, and the Contract Sum and Contract Time shall be adjusted as provided below. Such changes in the Work shall be authorized by Change Order, and shall be performed under applicable conditions of this Agreement and the Lease.

If AMSCO, through QP, requests OSC to submit a proposal for a change in the Work and then elects not to proceed with the change, a Change Order shall be issued to reimburse QP and OSC for any costs incurred as a result of the proposal.

Cost or credit to AMSCO resulting from a change in the Work shall be determined by cost, as defined in the next paragraph, plus 10%. The cost of such Work shall then be determined on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including the expenditures for design services and revisions to the Construction Documents. In case of an increase in the Contract Sum, the cost shall include an allowance for overhead and profit of 10%. OSC shall keep and present an itemized accounting together with appropriate supporting data for inclusion in a Change Order. "Cost", as used herein, shall be limited to the following: cost of materials, including sales tax and cost of delivery; cost of labor, including sales, social security, old age and unemployment insurance, and fringe benefits required by agreement or custom; workers' or workmen's compensation insurance; bond premiums; rental value of equipment and machinery; additional costs of supervision and field office personnel directly attributable to the change; and fees paid by architects, engineers and other professionals. Pending final determination of cost to AMSCO, payments on account shall be made on the Application for Payment. The amount of credit to be allowed to AMSCO for deletion or change which results in a net decrease in the Contract Sum will be actual net cost plus 6%. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of the net increase with respect to that change.

Regulatory Changes

QP shall be compensated for changes in the Work necessitated by the enactment or revision of codes, laws or regulations subsequent to Lease execution. There shall be no increase in the Contract Sum to AMSCO for any increased cost to complete the Work, if after Lease execution, additional Work is required by existing building codes, laws or regulations applicable thereto to obtain a Certificate of Occupancy.

                               CORRECTION OF WORK

QP shall have OSC promptly correct Work rejected by AMSCO or known by OSC to be defective or failing to conform to the Construction Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed, and shall correct Work under this Agreement found to be defective or nonconforming within a period of one year from the date of Substantial Completion of the Work or designated portion thereof. QP and OSC agree to pass on to AMSCO any applicable manufacturer's warranties which exceed the one-year warranty period.

If OSC fails to correct defective Work as required or persistently fails to carry out Work in accordance with the Construction Documents, AMSCO, by written order signed personally or by an agent specifically so empowered by AMSCO in writing, may order QP to have OSC stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, AMSCO's right to stop the Work shall not give rise to a duty on the part of AMSCO to exercise the right for benefit of OSC or other persons or entities.

If OSC fails to carry out the Work in accordance with this Agreement and Construction Documents and fails within seven (7) days after receipt of written notice from AMSCO to commence and continue correction of such default or neglect with diligence and promptness, AMSCO may give a second written notice to QP and, seven (7) days following receipt by QP of that second written notice (if the non-compliance has still not been corrected) and without prejudice or other remedies AMSCO may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payment then or thereafter due OSC, the costs of correcting such deficiencies. If the payments then or thereafter due OSC are not sufficient to cover the amount of the deduction, QP and/or OSC shall pay the difference to AMSCO.

                               RIGHT TO STOP WORK

In the event AMSCO fails to make the payment required under a properly submitted Application for Payment within three (3) days of when such Application for Payment is delivered to AMSCO (subject to AMSCO's right to confirm work and to notify QP as to Work it deems not in conformance with the Construction Documents), or in the event AMSCO breaches any of its other obligations under the Lease or this Agreement or in the event AMSCO files for bankruptcy, then OSC shall be entitled to cease all or any portion of the Work and AMSCO shall be responsible for all increased costs arising out of such delay (including an adjustment to the liquidated damage provision in Article XXXIV of the Lease, extending the date of delivery by the number of days delay caused by AMSCO). Furthermore, in any such event, and irrespective of whether or not OSC ceases all or any portion of the Work, OSC may, after seven (7) days written notice to AMSCO and failure of AMSCO to remove such default or cure any breach within such seven (7) day period, terminate its obligation to construct the Tenant Improvements, remove any materials, equipment and tools from the site and recover from AMSCO payment for all Work executed and any loss sustained under this Agreement or the Construction Documents including, without limitation, the reasonable profit and overhead amount built into the Contract Sum. In the event that any default by AMSCO (other than relating to a payment of money hereunder) is not susceptible of being cured within said seven (7) day period, the time within which AMSCO may cure the same shall be extended for such reasonable time as necessary to complete the same with all due diligence, but only if AMSCO provides OSC with evidence satisfactory to show that the default can and will be cured within such extended time so as not to cause prejudice to OSC.

                                OTHER PROVISIONS

The Work to be performed shall be commenced on Lease execution and, subject to authorized adjustment and to delays not caused by QP or OSC, Substantial Completion shall be achieved on or before January 25, 1992.

To the extent there is a conflict between the terms of this Agreement and the Lease during the construction period for the Work, the terms of this Agreement shall control.

                                                               Initials:

                                                               Lessor: /s/ JTC
                                                                       -------
                                                               Lessee: /s/ RTI
                                                                       -------

                                   EXHIBIT E

                           LIST OF LESSEE'S EQUIPMENT



 Braun 400 (3)

 Braun/Norman-2

 Sterilock (2)

 Braun Shuttle

 Neg. Air System

 Chemical System

 Reliance 777 (3)

 AMSCO 3000

 AMSCO 3000

 AMSCO 3000

 Patching

 Sewing

 Dust Cover

 Basil

 Welding Outlet

 Braun 75

 Braun/Norman

 Braun 400 (3)

 Braun/Norman (2)

 Sterilock (2)

 Braun Shuttle

 Neg. Air System

 Soap Chemical System

 Reliance 777 (3)

 AMSCO 3000

 AMSCO Console 3000

 AMSCO 3000

 Patching

 Sewing

 Dust Cover

 Basil 4800

 Welding Outlet

 Unimac 85

 Unimac 75

                    FIRST AMENDMENT TO SERVICE CENTER LEASE


         This First Amendment dated this 12th day of March, 1992, by and between QP One Corporation, a Minnesota corporation ("Lessor") and AMSCO Sterile Recoveries, Inc., a Delaware corporation ("Lessee").


                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee are parties to that certain Service Center Lease dated December 4, 1991 (the "Lease") (except as otherwise indicated herein, capitalized terms used herein shall have the same meaning as given to such terms in the Lease); and

         WHEREAS, Lessor, experienced a delay in obtaining a certificate of occupancy for the Premises, and thus, by mutual agreement of the parties hereto, the commencement date of January 25, 1992, as stated in the Lease has been delayed until February 6, 1992, and, accordingly, Lessor and Lessee desire to enter into this First Amendment in order to evidence the delay in said commencement date and certain other modifications to the Lease as set forth herein.

         NOW, THEREFORE, in consideration of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are true and correct and are hereby incorporated by reference.

         2. Lessor and Lessee hereby agree that the third paragraph of the Lease is hereby amended to provide that the term of the Lease shall commence on February 6, 1992 and terminate on February 5, 2002.

         3. Subparagraphs (i) and (ii) of Article I of the Lease are hereby deleted in their entireties and the following inserted in lieu thereof:

                 (i) For the period commencing February 6, 1992 and ending February 5, 1997, an annual rental of Forty Four Thousand Three Hundred Five and No/100ths Dollars ($44,365.00), payable monthly, in advance, in equal monthly installments of Three Thousand Six Hundred Ninety Seven and 08/100ths Dollars ($3,697.08);

                 (ii) For the period commencing February 6, 1997 and ending February 5, 2002, an annual rental of Sixty Two Thousand One Hundred Eleven and No/100ths Dollars ($62,111.00), payable monthly, in advance, in equal monthly installments of Five Thousand One Hundred Seventy Five and 92/100ths Dollars ($5,175.92).

         4. Article XXV of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

         ARTICLE XXV. EARLY TERMINATION BY LESSEE. Notwithstanding anything contained in this Lease to the contrary, Lessee may terminate this Lease effective as of February 5, 1997 by (a) providing Lessor with written notice on or before February 5, 1996 (the "Notification Date"), of its intent to terminate this Lease as of the termination date, and (b) paying an early termination fee in an amount of $32,000, concurrently with the written notification delivered on the Notification Date.

         5.      The following is hereby added as Article XXXV to the Lease:

         ARTICLE XXXV. ABATEMENT OF BASE RENT. Notwithstanding the provisions of Article I of this Lease, the Lessee's obligation to pay Base Rent shall be abated for the period commencing February 6, 1992 and ending February 17, 1992.

         6.      The following is hereby added as Article XXXVI to the Lease:

         ARTICLE XXXVI. UTILITY TRANSFER. Lessee's obligation to pay Additional Rent as specified in the Lease, together with Lessee's obligations to pay for all utilities which are separately metered shall commence as of February 6, 1992.

         7. Except as specifically amended or modified hereby, the Lease remains in full force and effect and the same is hereby ratified and confirmed.





                                                               Initials:

                                                               Lessor: /s/ KPB
                                                                       --------
                                                               Lessee: /s/ WRP
                                                                       --------

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date and year first above written.

WITNESSES:                           QP ONE CORPORATION, a Minnesota corporation


                                     By:    /s/ Keith P. Bednarowski
- -------------------------                   -------------------------------
                                     Name:  Keith P. Bednarowski
                                             ------------------------------
                                     Title:      President
- -------------------------                    ------------------------------

                                                   (Corporate Seal)

                                                       "Lessor"


                                     AMSCO STERILE RECOVERIES, INC., a Delaware corporation


                                      By:    /s/ Wayne R. Peterson
- ------------------------                     ------------------------------
                                      Name:  Wayne R. Peterson
                                             ------------------------------
                                      Title: Vice President
- ------------------------                     ------------------------------

                                              (Corporate Seal)

                                                  "Lessee"




                                                            Initials:

                                                            Lessor: /s/ KPB
                                                                   --------
                                                            Lessee: /s/ WRP
                                                                   --------

TAMPA FACILITY



                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       -----------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that AMSCO STERILE RECOVERIES, INC., a Delaware corporation ("Assignor"), for and in consideration of One Dollar ($1.00) and other good and valuable consideration from STERILE RECOVERIES, INC., a Florida corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged by Assignor, does hereby assign, transfer, sell and convey unto Assignee, its successors and assigns, all of Assignor's right title and interest, as lessee, in, to and under the lease more particularly described on Exhibit A attached hereto and made a party hereof by this reference (the "Lease"), TOGETHER WITH all renewal options, if any, and all other rights, privileges and benefits belonging to or held by Assignor under such Lease.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever, subject, however, to all terms, conditions and provisions contained in the Lease.

         In consideration of the foregoing assignment, Assignee hereby accepts the foregoing assignment and agrees to assume, perform and be bound by all of the duties, obligations and liabilities of Assignor under the Lease, arising on and after the date of this instrument for the remainder of the term of the Lease and all extensions and renewals thereof.

         Each of Assignor and Assignee hereby represent that it has taken all action, corporate or otherwise, necessary to authorize the execution of this Assignment and Assumption of Lease, and this Assignment and Assumption of Lease constitutes a valid and binding agreement, enforceable against it in accordance with its terms. This agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the 31st day of July, 1994.


Signed and acknowledged
in the presence of:                          AMSCO STERILE RECOVERIES, INC.,
                                             a Delaware corporation


                                             /s/ Wm. J. Rieflin
                                             --------------------------------
/s/ Susan E. Minahan                         By:    Wm. J. Rieflin
- -----------------------------------              ----------------------------
Print Name:    Susan E. Minahan              Its:    Secretary
           ------------------------              ----------------------------

- -----------------------------------
Print Name:
           ------------------------


Signed and acknowledged
in the presence of:                           STERILE RECOVERIES, INC.,
                                              a Florida corporation


                                              /s/ J. T. Boosales
                                              -------------------------------
/s/ Kathleen Clover                           By:    James T. Boosales
- -----------------------------------              ----------------------------
Print Name:    Kathleen Clover                Its:     E.V.P.
           ------------------------               ---------------------------


- -----------------------------------
Print Name:
           ------------------------

                                                                       EXHIBIT A


                        Tampa facility, Tampa, Florida.
                        --------------------------------

         A. Service Center Lease dated December 4, 1991 between QP One Corporation as Lessor and AMSCO Sterile Recoveries, Inc. as Lessee.

         B. First Amendment dated March 12, 1992 between QP One Corporation as Lessor and AMSCO Sterile Recoveries, Inc. as Lessee.

                                    CONSENT


         QP One Corporation hereby consents to the foregoing Assignment and Assumption of Lease between AMSCO Sterile Recoveries, Inc., as Assignor, and Sterile Recoveries, Inc., as Assignee, provided that AMSCO Sterile Recoveries, Inc. remains fully liable for performance of all covenants and conditions under the Lease.

                                     QP One Corporation


                                     By:      /s/ A. J. Navarro, Jr.
                                              ----------------------------
                                              A. J. Navarro, Jr.
                                              Senior Vice President